UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

Anteris Technologies Global Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-42437	99-1407174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Toowong Tower, Level 3, Suite 302 9 Sherwood Road Toowong, QLD Australia	4066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 7 3152 3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2026, the Compensation Committee of the Board of Directors of Anteris Technologies Global Corp. (the “Company”) approved a supplemental, discretionary grant of restricted stock units (“RSUs”) to the Company’s Chief Financial Officer, Matthew McDonnell, effective March 4, 2026 (the “Date of Grant”), pursuant to the Anteris Technologies Global Corp. Equity Incentive Plan (the “Equity Plan”).  The number of RSUs granted to Mr. McDonnell will be determined by dividing $500,000 by the closing price of the Company’s common stock on March 4, 2026.  Under the applicable award agreement, one-third of the RSUs will vest on each of the first three anniversaries of the Date of Grant, subject to Mr. McDonnell remaining in the continuous employment of the Company or a subsidiary on each such vesting date.  Upon an early termination due to Mr. McDonnell’s death or permanent disability, a change in control where a replacement award is not provided, or a qualifying termination within two years following a change in control where a replacement award is provided, any unvested RSUs will fully vest, as further described in the applicable award agreement.  Upon vesting, the RSUs will be settled in CHESS depositary interests of the Company. These RSUs, as a one-time, special award to recognize Mr. McDonnell’s exemplary service, are not intended to impact the total target value of Mr. McDonnell’s annual equity awards for 2026.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anteris Technologies Global Corp.

Date: March 3, 2026	By:	/s/ Wayne Paterson
Name: Wayne Paterson
Title: Vice Chairman and Chief Executive Officer